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                                                                 August 31, 2005


Tejas Incorporated
8121 Bee Caves Road
Austin, TX 78746

     Re: Registration Rights Agreement made as of July 1, 2005 by and among Tejas Incorporated ("Tejas") and the other parties thereto (the "Agreement")

Dear Sirs:

     Reference is hereby made to the Agreement. The undersigned parties to the Agreement hereby waive the requirement in Section 2(a) of the Agreement that Tejas file within 60 days of the Agreement "a Shelf Registration Statement relating to the offer and sale of the Registrable Securities" (and all defined terms are used as defined in the Agreement). The undersigned agree that Tejas shall have until October 15, 2005 to comply with the requirements set forth in
Section 2(a) of the Agreement.

     Except as amended hereby, the Agreement remains in full force and effect.

                                                Very truly yours,

                                                NISKAYUNA DEVELOPMENT LLC.

                                                BY: /s/ Jared E. Abbruzzese, Sr.
                                                   -----------------------------
                                                Jared E. Abbruzzese, Sr., Mgr.



                                                /s/ Wayne Barr, Jr.
                                                ---------------------------
                                                WAYNE BARR, JR.


                                                ---------------------------
                                                SHAWN O'DONNELL


                                                ---------------------------
                                                PATRICK DOYLE


                                                ---------------------------
                                                JOHN P. BADE


ACCEPTED AND AGREED TO AS OF
THE DATE FIRST SET FORTH ABOVE:

TEJAS INCORPORATED

BY:  /s/ Kurt J. Rechner
   ------------------------